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Revised as of August 10, 1999

                                                                   June 22, 1999

Dear Shareholder:

  It is a pleasure to provide you with the Semi-Annual Report for Spirit of America Investment Fund, Inc. ("Spirit") dated April 30, 1999.

  Spirit continues to diversify its portfolio and is now fully invested in 76 separate REITs. In terms of its diversification, as of April 30, 1999, Spirit is approximately 20% invested in Apartment REITs, 14% invested in Shopping Cen-ter REITs, 12% invested in Regional Mall REITs, 10% invested in each of the categories of Diversified, Industrial, and Office Space REITs, 7% each in Healthcare and Net Lease REITs and 4% in Storage REITs.

  Some of the factors Spirit management regards as important in evaluating its portfolio investments are: dividend return, coverage of the dividend, price-earnings multiple, and possible future growth of the individual REIT and its market sector. Future dividends and share value should not be implied from past performance. The value of REITs can rise and fall due to environmental, eco-nomic and interest rate changes.

  It is our aim to attempt to take advantage of our research and market evalua-tions to provide our investors with the best possible total return.

                                        Sincerely,

                                        /s/ David Lerner
                                        David Lerner
                                        President